Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Millennium Electonics, Inc. (the "Company") on Form 10-KSBfor the period ending December 31, 1998 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas P. Morris, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Dated:  October 16, 2002                      /s/
                                              ----------------------------------
                                              Douglas P. Morris
                                              Chief Executive Officer
                                              Chief Financial Officer